Exhibit 10.5

Execution Version

GOLDMAN SACHS CAPITAL MARKETS, L.P.

85 Broad Street

New York, NY 10004

X-Rite, Incorporated

4300 44th Street S.E.

Grand Rapids, MI 49512

Gentlemen:

Reference is hereby made to (a) that certain ISDA Master Agreement, dated as of August 15, 2006 (as amended, supplemented or modified, and together with all schedules, annexes and exhibits thereto, and all confirmations exchanged pursuant to Transactions entered into in connection therewith, the “ISDA Master Agreement”) between Goldman Sachs Capital Markets, L.P. (“Goldman”) and X-Rite, Incorporated (the “Company”); (b) that certain letter, dated July 9, 2008 from Goldman to the Company, pursuant to which Goldman notified the Company that the sum of USD 12,081,000, together with interest and such other amounts as Goldman may be entitled to claim from the Company in connection with the termination of the ISDA Master Agreement, remains outstanding and unpaid by the Company (including, without limitation, any interest, fees, costs and expenses accruing through the First Amendment Effective Date (as defined below) the “Obligations”); and (c) that certain Forbearance Agreement and Consent, Waiver and Amendment No. 1 to First Lien Credit and Guaranty Agreement dated as of August 20, 2008, with Fifth Third Bank (the “Administrative Agent”), and the other parties party thereto, a true, complete and correct copy of which is attached hereto as Exhibit A-1 (the “First Lien Forbearance Agreement and Amendment”), pursuant to which the Company has agreed to pay the Obligations of Goldman on the First Amendment Effective Date (as defined in the First Lien Forbearance Agreement and Amendment). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the ISDA Master Agreement.

On the First Amendment Effective Date, the Company shall pay to Goldman in immediately available cash an amount equal to the Obligations by wire transfer to an account designated by Goldman. The Company shall deliver to Goldman the forecasts, reports and other information described in Section 1(e)(ii) of the First Lien Forbearance Agreement and Amendment within 30 days after the end of each monthly fiscal period of the Company ending after the Forbearance Effective Date (as defined in the First Lien Forbearance Agreement and Amendment) until the First Amendment Effective Date. Except with respect to the Company’s obligation to pay the Obligations on the First Amendment Effective Date and to provide the forecasts, reports and other information as set forth in this paragraph, Goldman hereby agrees not to take any action to collect or otherwise enforce its rights in respect of the Obligations and the Existing Hedge Agreements (as defined in the First Lien Forbearance Agreement and Amendment) or applicable law, including without limitation, the relevant Uniform Commercial Code during the Forbearance Period (as defined in the First Lien Forbearance Agreement and Amendment).

Nothing in this Letter Agreement shall be deemed to constitute a waiver of any default, Event of Default, Termination Event or similar event not specified herein, and Goldman hereby reserves all other rights and remedies that it may have under the ISDA Master Agreement, under any other agreement between Goldman or any of its affiliates and the Company or any of its affiliates, or under applicable law. In addition, any acceptance by Goldman or its affiliates of performance from, or performance by Goldman or its affiliates to the Company under the ISDA Master Agreement or any other agreement between Goldman or any of its affiliates and the Company or any of its affiliates or otherwise (including, without limitation the rollover of, or entry into, any transactions under, or amendments, supplements or modifications to, any agreement or otherwise), or any delay in exercising any remedies Goldman or any of its affiliates may have, shall constitute a waiver or forbearance of any rights or remedies Goldman or its affiliates may have. Except as otherwise expressly set forth herein, nothing shall be deemed (i) to effect any amendment or other modification of the ISDA Master Agreement or any other agreement, each of which shall remain in full force and effect in accordance with their respective terms or (ii) establish a custom or course of dealing between Goldman and the Company.

Notwithstanding anything contained herein to the contrary, without the requirement of any notice to any Person, on the earliest to occur of (i) any amendment, modification, waiver or breach of the First Lien Forbearance Agreement and Amendment or the Credit Agreement (as defined in the First Lien Forbearance Agreement and Amendment) with respect to the Company’s payment of the Obligations other than at the time and in the manner set forth in the First Lien Forbearance Agreement and Amendment, (ii) the Company’s failure to pay the Obligations on the First Amendment Effective Date, (iii) the Forbearance Termination Date, and (iv) January 1, 2009: (x) Goldman’s agreement to forbear as set forth in the second paragraph of this Letter Agreement shall terminate automatically and be of no further force or effect, and (y) subject to the terms under the ISDA Master Agreement, any other agreement between Goldman or any of its affiliates and the Company or any of its affiliates, or applicable law, Goldman shall be free in its sole and absolute discretion without limitation to proceed to enforce any or all of its rights and remedies set forth under this Letter Agreement, the ISDA Master Agreement, any other agreement between Goldman or any of its affiliates and the Company or any of its affiliates, or applicable law. In furtherance of the foregoing, and notwithstanding the occurrence of the Forbearance Effective Date (as defined in the First Lien Forbearance Agreement and Amendment), the Company acknowledges, agrees and confirms that, subject only to the forbearance provisions set forth in the second paragraph of this Letter Agreement, all rights and remedies of Goldman under the ISDA Master Agreement, any other agreement between Goldman or any of its affiliates and the Company or any of its affiliates, or applicable law, with respect to the Company shall continue to be available to Goldman from and after the date of this Letter Agreement.

THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE COMPANY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF

COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS LETTER AGREEMENT, THE COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 12 OF THE ISDA MASTER AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

This Letter Agreement may be executed in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Letter Agreement by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Letter Agreement signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature. This Letter Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No person other than the parties hereto, their respective successors and assigns shall have rights hereunder or be entitled to rely on this Letter Agreement, and all third-party beneficiary rights are hereby expressly disclaimed.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

GOLDMAN SACHS CAPITAL MARKETS, L.P.
By: Goldman Sachs Capital Markets, L.L.C., General Partner

By:	/s/ Donna Mansfield
Name:	Donna Mansfield
Its:	Vice President

ACKNOWLEDGED AND AGREED:

X-RITE, INCORPORATED

By:	/s/ David Rawden
Name:	David Rawden
Its:	Chief Financial Officer